UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1 – Reports to Stockholders – The Report to Shareholders is attached herewith.

Aberdeen Standard Investments

Aberdeen Australia Equity Fund, Inc. (IAF)

Annual Report
October 31, 2018

The Great Australian Bight

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Australia Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributons for the fiscal year ended October 31, 2018 consisted of 21% net investment income, 68% net realized gains and 11% return of capital.

In January 2019, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2018 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2018. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Investment Return

For the fiscal year ended October 31, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark are as follows:

1 Year
NAV*	-4.5%
Market Price*	-8.4%
S&P/ASX 200 Accumulation Index (“ASX 200”)[1]	-4.8%

*	assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see page 4 Report of the Investment Manager.

NAV, Share Price and Discount

	NAV	Closing Market Price	Discount
10/31/2017	$6.39	$6.25	2.2%
10/31/2018	$5.51	$5.17	6.2%

Throughout the fiscal year ended October 31, 2018, the Fund’s NAV was within a range of $5.33 to $6.87 and the Fund’s market price traded within a range $5.08 to $6.73. Throughout the fiscal year ended October 31, 2018, the Fund’s shares traded within a range of a premium of 2.0% to a discount of 6.4%.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific equity team. The Asia-Pacific equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective January 31, 2018, Jason Kururangi replaced Mark Daniels as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. This team also includes Michelle Lopez, Robert Penaloza, Natalie Tam and Hugh Young.

Mr. Kururangi is an investment manager on the Asian equities team. He joined Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Limited (“ASI Aus Ltd”) in 2011.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2018, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2018. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On December 11, 2018, the Fund announced that it will pay on January 10, 2019, a distribution of US $0.15 per share to all shareholders of record as of December 31, 2018.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2018, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual report to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be

Aberdeen Australia Equity Fund, Inc.

[1]

The ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Letter to Shareholders (unaudited) (continued)

reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the EU (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite our preparations.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (continued)

Contact Us:

•	Visit: cef.aberdeen-asset.us/
•	Watch: cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv
•	Email: InvestorRelations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Australian equities fell in U.S. dollar terms over the 12-month period ended October 31, 2018, largely due to substantial depreciation in the Australian dollar and exacerbated by a late-period sell-off in global financial markets. Investor sentiment was shaken by a recurring litany of worries, including the pace of U.S. interest-rate hikes, the widening trade rift between the U.S. and China, as well as moderating economic growth in mainland China, which decelerated to its slowest pace of growth in nearly a decade. Also adding to the risk-aversion was the banking sector, which was buffeted by increasing regulatory scrutiny after the Australian government initiated a Royal Commission to review misconduct in the sector. This could have an impact on future compliance costs and, therefore, weighed heavily on financial-sector stocks. The government initiated a separate Royal Commission into elderly care, which placed the healthcare sector under pressure as well. Relatively mixed corporate results and political upheaval also dented market sentiment over the reporting period.

In economic data, Australia’s second-quarter 2018 gross domestic product (GDP) expanded above consensus forecasts, helped by domestic demand, and in particular, household consumption, as well as improved export numbers. In contrast, business investment was notably non-existent. The unemployment rate decreased 0.4 percentage point to 5.0% over the period. Leading economic indicators for the manufacturing sector in September 2018 (the most recent available data) suggested continued expansion, while those for the services sector improved marginally, signalling softer growth than the long-term average. Also hampering prospects were the decline in property prices, a lack of political clarity and global trade fears. Inflation stagnated in the third quarter of 2018, allowing the Reserve Bank of Australia to maintain its benchmark interest rate at a record low of 1.5%.

In August 2018, an internal rift within the ruling Liberal Party witnessed incumbent Prime Minister Malcolm Turnbull ousted by former treasurer Scott Morrison, who was subsequently sworn in as the sixth prime minister in eight years. The ruling Conservative Party subsequently lost its one-seat majority in a special election in October 2018, as voters appeared to blame the new prime minister for the political turmoil and raised the pressure on him to hold snap elections.

Fund performance review

The Fund returned -4.5% on a net asset value basis for the 12-month period ended October 31, 2018, modestly outperforming the -4.8% return of its benchmark, the Standard & Poor’s (S&P)/Australian Stock Exchange Ltd. (ASX) Index 200 Index.

At the stock level, the Fund’s holding in the Australian Stock Exchange (ASX), the primary exchange for stocks and derivatives, contributed to relative performance for the reported period. The company reported generally positive results over the period, driven by higher secondary capital-raisings, increased futures trading, and growth in technical services connections and data feeds. We maintain the Fund’s overweight to ASX relative to the benchmark, as we like its quasi-monopoly in equity securities, its robust market proposition in derivatives and fixed-income securities, as well as its advanced computer systems for both trading and settlement. Fund relative performance also benefited from the position in New Zealand-focused telecommunication services provider Spark New Zealand, which saw its share price rebound during the reporting period. Although there was no company-specific news, bond-yield proxies (i.e., real estate investment trusts, utilities and telecoms) were among the strongest-performing sectors over the reporting period. We maintain our positive view on Spark New Zealand’s domestic dominance in both fixed-line and mobile telecom services, as well as its proven ability to deliver shareholder returns. The Fund’s underweight exposure to National Australia Bank (NAB) relative to the benchmark also bolstered relative performance. The company’s shares moved lower over the period due to poor investor sentiment afflicting the broader financials sector on the back of the Banking Royal Commission’s findings, which have raised governance concerns, as well as fears of a potential shakeout when the Commission’s final report is published in February 2019. We retain the Fund’s underweight to NAB and the overall Australian sector, given these challenges.

Conversely, detractors from Fund performance relative to the benchmark included diversified financial-services company IOOF Holdings Ltd., as its share price fell in tandem with the broader financials sector following the Banking Royal Commission’s findings. We subsequently exited the Fund’s position in IOOF following the end of the reporting period in December 2018, amid concerns about the fitness of the company’s board of directors and the risk of losing licenses. The lack of exposure to Macquarie Group also weighed on Fund relative performance for the reporting period. The diversified financial services company’s shares performed well after it released relatively strong results over the period attributable to healthy growth in its core businesses. We think that this signals Macquarie Group’s ability to deploy excess capital, which in our view should support future earnings growth assuming global events remain conducive. The Fund still has no position in in Macquarie, given its exposure to more volatile earnings streams that include performance fees within its asset-management business, as well as capital market-related activities. Finally, the Fund’s holding in Cochlear Ltd.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

also detracted despite the lack of corporate newsflow. The hearing implant specialist’s shares fell in tandem with the broader market during the global sell-off towards the end of the reporting period. We like Cochlear because we believe that it is well placed in a structurally growing market, possesses significant intellectual property, is committed to research and development, has a well-established distribution network, and an embedded relationship with surgeons.

Fund activity

Notable changes to the Fund over the reporting period included exiting the position in AGL Energy Ltd., given its weakening retail-margin outlook and our expectations of declining profitability in the medium term, exacerbated by extreme political pressure ahead of the upcoming federal election in the first half of 2019. We also sold the Fund’s shares in shopping center operator Scentre Group in view of what we believed were more attractive opportunities elsewhere. In contrast, we initiated a position in integrated waste-management and recycling company Cleanaway Waste Management Ltd., which has the largest fleet of service vehicles in Australia. We believe that its revenue growth should broadly mirror the country’s GDP expansion, with operational efficiencies and synergies from its recent acquisition underpinning a higher earnings growth profile. Another new name in the portfolio was Aristocrat Leisure Ltd., a global manufacturer of gaming machines. In our view, management’s commitment to game design and desire to maintain its competitive edge, through consistent and substantial investments, drives its robust operating momentum. The company’s business model has evolved via a deliberate push towards participation games, which lifted recurring revenues and reduced earnings volatility. We are also upbeat about the prospects of its digital-gaming business, which has a good track record. Additionally, we established new positions in industrial property management and development company Goodman Group, as we think that it has high-quality assets and a proven management; and retail property management company Vicinity Centres Ltd., as its shares traded at a discount to book value and, in our opinion, it has the potential to realize considerable value through its asset-optimization process.

Outlook

Looking ahead, while Australian equities may remain supported by expansionary financial conditions, we think that there will be periods of volatility attributable to a persistent raft of investor worries. Chief among these are worsening trade tensions, and moderating growth in China and its knock-on impact on the natural resources sector. Despite these concerns, we believe that global economic growth is likely to remain relatively buoyant in the near term. On the export front, we think that well-run companies that derive the bulk of their earnings from abroad will remain beneficiaries of this global growth. In the natural resources sector, we anticipate ongoing capital expenditure and productivity initiatives to sustain production and contribute to GDP growth. We believe that there will be considerable capital expenditures in the energy sector as well, as several companies that are self-reliant and well-managed should prosper because of their commitment to improving internal efficiencies, either by upgrading their operations through investments in technology and automation, or from cost-savings. In our view, business investment should continue, supported by higher government spending on infrastructure – especially in the Eastern Australia states. We think that domestic risks to this scenario include the implications of an election year, in which industry reviews could hamper Australia-listed companies as well as tighter credit standards in the banking sector that could dampen both the housing market and the construction sector. Nevertheless, we strive to continue to find value within the Australian market. As always, our focus is on accumulating positions in companies that we believe are led by excellent management, with healthy balance sheets and upbeat long-term prospects.

Aberdeen Standard Investments Asia Limited (formerly known as Aberdeen Asset Management Asia Limited)

Aberdeen Australia Equity Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the ASX 200, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2018.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-4.5%	7.3%	0.5%	6.8%
Market Price	-8.4%	8.9%	-3.3%	5.8%
Benchmark	-4.8%	8.0%	0.1%	9.3%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The total annualized operating expense ratio both excluding and net of fee waivers based on the fiscal year ended October 31, 2018 was 1.46%.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. As of October 31, 2018, the GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. An industry classification standard sector can include more than one industry group.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any industry group.

As of October 31, 2018, the Fund held 98.3% of its net assets in equities, 0.3% in a short-term investment and 1.4% in other assets in excess of liabilities.

Sectors	As a Percentage of Net Assets
Financials	29.7%	*
Materials	17.0%
Health Care	16.5%
Energy	7.8%
Industrials	6.4%
Real Estate	5.2%
Communication Services	5.1%
Consumer Staples	4.8%
Utilities	2.6%
Information Technology	2.1%
Other	2.8%
	100%

*	As of October 31, 2018, the Fund’s holdings in the Financials sector were allocated to five industries: Banks (20.1%), Capital Markets (8.8%), Insurance (0.5%) and Diversified Financial Services (0.3%).

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of October 31, 2018:

Name of Security	As a Percentage of Net Assets
BHP Billiton PLC – London Listing	7.1%
CSL Ltd.	7.0%
Commonwealth Bank of Australia	6.8%
Rio Tinto PLC – London Listing	5.7%
ASX Ltd.	5.6%
Australia & New Zealand Banking Group Ltd.	5.4%
Westpac Banking Corp.	5.2%
Woodside Petroleum Ltd.	4.1%
Cochlear Ltd.	4.0%
ResMed, Inc.	3.9%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2018

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—98.3%
COMMON STOCKS—98.3%
AUSTRALIA—69.5%
381,000	Adelaide Brighton Ltd. (a)	Construction Materials—1.2%	$1,532,437
246,100	AMP Ltd. (a)	Diversified Financial Services—0.4%	431,544
76,300	Aristocrat Leisure Ltd. (a)	Hotels, Restaurants & Leisure—1.2%	1,437,792
168,100	ASX Ltd. (a)	Capital Markets—5.6%	7,060,313
2,723,700	AusNet Services (a)	Electric Utilities—2.6%	3,303,613
367,100	Australia & New Zealand Banking Group Ltd. (a)	Banks—5.4%	6,757,084
269,700	Brambles Ltd. (a)	Commercial Services & Supplies—1.6%	2,031,636
39,400	Caltex Australia Ltd. (a)	Oil, Gas & Consumable Fuels—0.6%	788,348
1,670,400	Cleanaway Waste Management Ltd. (a)	Commercial Services & Supplies—1.7%	2,135,334
39,600	Cochlear Ltd. (a)	Health Care—4.0%	4,990,119
173,200	Commonwealth Bank of Australia (a)	Banks—6.8%	8,516,389
65,900	CSL Ltd. (a)	Biotechnology—7.0%	8,797,461
122,000	DuluxGroup Ltd. (a)	Chemicals—0.5%	641,286
361,500	Goodman Group, REIT (a)	Equity Real Estate Investment Trusts (REIT)—2.1%	2,656,824
241,000	Incitec Pivot Ltd. (a)	Chemicals—0.5%	667,777
452,800	IOOF Holdings Ltd. (a)	Capital Markets—1.8%	2,190,062
312,800	Medibank Pvt Ltd. (a)	Insurance—0.5%	620,209
189,300	National Australia Bank Ltd. (a)	Banks—2.7%	3,390,272
389,600	Oil Search Ltd. (a)	Oil, Gas & Consumable Fuels—1.7%	2,141,826
329,200	Origin Energy Ltd. (a)(b)	Oil, Gas & Consumable Fuels—1.4%	1,705,998
69,300	Perpetual Ltd. (a)	Capital Markets—1.4%	1,704,537
1,556,400	Telstra Corp. Ltd. (a)	Diversified Telecommunication Services—2.7%	3,404,529
247,600	Treasury Wine Estates Ltd. (a)	Beverages—2.1%	2,665,057
1,402,700	Vicinity Centres (a)	Equity Real Estate Investment Trusts (REIT)—2.1%	2,631,290
340,400	Westpac Banking Corp. (a)	Banks— 5.2%	6,466,146
206,600	Woodside Petroleum Ltd. (a)	Oil, Gas & Consumable Fuels—4.1%	5,086,548
163,900	Woolworths Group Ltd. (a)	Food & Staples Retailing—2.6%	3,308,059
			87,062,490
FRANCE—1.0%
128,880	Unibail-Rodamco-Westfield (a)(b)	Equity Real Estate Investment Trusts (REIT)—1.0%	1,166,157
NEW ZEALAND—9.2%
835,976	Auckland International Airport Ltd. (a)	Transportation Infrastructure—3.1%	3,830,096
229,400	Fisher & Paykel Healthcare Corp. Ltd. (a)	Health Care—1.6%	2,040,921
1,144,400	Spark New Zealand Ltd. (a)	Diversified Telecommunication Services—2.4%	2,971,959
94,700	Xero Ltd. (a)(b)	Software—2.1%	2,684,563
			11,527,539
UNITED KINGDOM—14.7%
444,700	BHP Billiton PLC—London Listing (a)	Metals & Mining—7.1%	8,871,184
147,000	Rio Tinto PLC—London Listing (a)	Metals & Mining—5.7%	7,136,962
936,900	South32 Ltd.—London Listing (a)	Metals & Mining—1.9%	2,417,976
			18,426,122
UNITED STATES—3.9%
38,610	OneMarket Ltd. (b)	Software— —%	22,420
460,300	ResMed, Inc. (a)	Health Care—3.9%	4,853,296
			4,875,716
	Total Long-Term Investments—98.3% (cost $127,269,660)		123,058,024

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2018

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.3%
UNITED STATES—0.3%
431,276	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 2.09% (c)	$431,276
	Total Short-Term Investment—0.3% (cost $431,276)	431,276
	Total Investments—98.6% (cost $127,700,936) (d)	123,489,300

	Other Assets in Excess of Liabilities—1.4%	1,729,657
	Net Assets—100.0%	$125,218,957

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2018

Assets
Investments, at value (cost $127,269,660)	$123,058,024
Short-term investments, at value (cost $431,276)	431,276
Foreign currency, at value (cost $1,959,059)	1,930,575
Interest and dividends receivable	1,172
Prepaid expenses and other assets	43,797
Total assets	125,464,844

Liabilities
Investment management fees payable (Note 3)	108,934
Investor relations fees payable (Note 3)	11,442
Administration fees payable (Note 3)	9,350
Other accrued expenses	116,161
Total liabilities	245,887

Net Assets	$125,218,957

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$227,423
Paid-in capital in excess of par	119,513,494
Distributable earnings	5,478,040
Net Assets	$125,218,957
Net asset value per share based on 22,742,326 shares issued and outstanding	$5.51

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2018

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $112,092)	$5,584,967
Interest and other income	53,455
Total Investment Income	5,638,422

Expenses
Investment management fee (Note 3)	1,302,842
Directors’ fees and expenses	233,022
Administration fee (Note 3)	114,610
Insurance expense	79,657
Reports to shareholders and proxy solicitation	70,262
Investor relations fees and expenses (Note 3)	68,480
Independent auditors’ fees and expenses	62,935
Custodian’s fees and expenses	33,978
Transfer agent’s fees and expenses	28,058
Legal fees and expenses	19,934
Miscellaneous	80,156
Net expenses	2,093,934

Net Investment Income	3,544,488

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	5,272,314
Foreign currency transactions	(333,738)
4,938,576

Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(11,874,333)
Foreign currency translation	(2,098,503)
(13,972,836)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(9,034,260)
Net Decrease in Net Assets Resulting from Operations	$(5,489,772)

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$3,544,488	$3,885,943
Net realized gain from investment transactions	5,272,314	1,013,371
Net realized gain/(loss) from foreign currency transactions	(333,738)	12,666
Net change in unrealized appreciation/(depreciation) on investments	(11,874,333)	10,495,381
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(2,098,503)	5,998,530
Net increase/(decrease) in net assets resulting from operations	(5,489,772)	21,405,891

Distributions to Shareholders from(a):
Distributable earnings	(12,928,295)	(6,522,303)
Tax return of capital	(1,626,794)	(8,032,786)
Net decrease in net assets from distributions	(14,555,089)	(14,555,089)
Change in net assets resulting from operations	(20,044,861)	6,850,802

Net Assets:
Beginning of year	145,263,818	138,413,016
End of year	$125,218,957	$145,263,818

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the Fund is no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. For the fiscal year ended October 31, 2017, distributions from distributable earnings were from net investment income and net realized capital gains of $2,984,687 and $3,537,616, respectively.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net asset value, beginning of year	$6.39	$6.09	$6.21	$8.27	$9.44
Net investment income	0.16	0.17	0.15	0.21	0.23
Net realized and unrealized gains/(losses) on investments and foreign currencies	(0.40)	0.77	0.40	(1.45)	(0.48)
Total from investment operations	(0.24)	0.94	0.55	(1.24)	(0.25)
Distributions from:
Net investment income	(0.14)	(0.13)	(0.16)	(0.27)	(0.32)
Net realized gains	(0.43)	(0.16)	(0.09)	(0.15)	–
Tax return of capital	(0.07)	(0.35)	(0.42)	(0.40)	(0.60)
Total distributions	(0.64)	(0.64)	(0.67)	(0.82)	(0.92)
Capital Share Transactions:
Net asset value, end of year	$5.51	$6.39	$6.09	$6.21	$8.27
Market value, end of year	$5.17	$6.25	$5.56	$5.57	$7.95

Total Investment Return Based on(b):
Market value	(8.37% )	24.92%	12.92%	(20.61% )	(17.52% )
Net asset value	(4.48% )	16.61%	10.94%	(14.91% )	(2.65% )

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$125,219	$145,264	$138,413	$142,067	$189,784
Average net assets (000 omitted)	$143,263	$144,958	$140,809	$166,905	$199,956
Net operating expenses, net of fee waivers	1.46%	1.48%	1.64% (c)	1.45%	1.48%
Net operating expenses, excluding fee waivers	1.46%	1.48%	1.65% (c)	1.45%	1.48%
Net investment income	2.47%	2.68%	2.44%	2.91%	2.68%
Portfolio turnover	36%	12%	15%	20%	13%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The expense ratio includes a one-time expense associated with the October 2013 shelf offering costs attributable to the registered but unsold shares expiring in October 2016.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

October 31, 2018

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the ASX. Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Asia Limited), the Fund’s investment manager (“ASIAL” or the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the (“Valuation Time”), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1-Quoted Prices ($)	Level 2-Other Significant Observable Inputs ($)	Level 3-Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$22,420	$123,035,604	$–	$123,058,024
Short-Term Investment	431,276	–	–	431,276
Total	$453,696	$123,035,604	$–	$123,489,300

Amounts listed as “-” are $0 or round to $0.

For the fiscal year ended October 31, 2018, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the

Valuation Time, as provided by an independent pricing service approved by the Board.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The

Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

e. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the “IRC”)). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the home office of the QBU or the home office depending on certain factors including geographic region of the security. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

g. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the fiscal year ended October 31, 2018, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

ASIAL serves as investment manager to the Fund and Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Limited) (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc (collectively the “Advisers”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

In rendering management services, the Investment Manager may use the resources of advisory subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/ personnel sharing procedures pursuant to which investment professionals from each affiliate, including the Investment Adviser, may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with regards to the memorandum of understanding/personnel sharing procedures.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. The Investment Adviser is paid by the Investment Manager, and not the Fund, for its services.

For the fiscal year ended October 31, 2018, ASIAL earned $1,302,842 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the fiscal year ended October 31, 2018, AAMI earned $114,610 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties engaged by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2018, the Fund incurred investor relations fees of approximately $68,480. For the fiscal year ended October 31, 2018, AAMI did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2018, were $49,298,724 and $55,592,481, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of October 31, 2018, there were 22,742,326 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2018 and fiscal year ended October 31, 2017, the Fund did not repurchase any shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$113,780,894	$17,247,088	$(7,538,682)	$9,708,406

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	October 31, 2018	October 31, 2017
Distributions paid from:
Ordinary Income	$3,077,566	$2,984,687
Net long-term capital gains	9,850,729	3,537,616
Tax return of capital	1,626,794	8,032,786
Total tax character of distributions	$14,555,089	$14,555,089

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	–
Other currency gains	10,454,200	*
Other temporary differences	–
Unrealized appreciation/(depreciation) – securities	9,679,925	**
Unrealized appreciation/(depreciation) – currency	(14,656,085	)**
Total accumulated earnings/(losses) – net	$5,478,040

*	During the fiscal year ended October 31, 2018, the Fund did not utilize a capital loss carryforward.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, spinoff adjustments, differing treatments for foreign currencies, and the tax deferral of wash sales.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2018

10. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the Financial Accounting Standards Board (FASB) for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure Requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Fund’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Fund’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2018 other than as follows.

On December 11, 2018, the Fund announced that it will pay on January 10, 2019 a distribution of $0.15 per share to all shareholders of record as of December 31, 2018.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Aberdeen Australia Equity Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Australia Equity Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 27, 2018

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2018:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/8/2018	0.160000	0.000000	0.000000	0.160000	0.004947	0.164947	0.164947	0.164947
3/26/2018	0.160000	0.144382	0.015618	0.000000	0.000000	0.000000	0.000000	0.000000
6/29/2018	0.160000	0.144382	0.015618	0.000000	0.000000	0.000000	0.000000	0.000000
10/2/2018	0.160000	0.144382	0.015618	0.000000	0.000000	0.000000	0.000000	0.000000
Total	0.640000	0.433145	0.046855	0.160000	0.004947	0.164947	0.164947	0.164947

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Management and Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Australia Equity Fund, Inc. (“IAF” or the “Fund”) held on September 6, 2018, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited) (the “Investment Manager”) and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”). The Investment Manager and the Investment Adviser are referred to collectively herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser is an affiliate of the Investment Manager.

In connection with their consideration of whether to approve the renewal of the Fund’s Advisory Agreements, the Board received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including fee and expense information, comparative performance and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; (v) sales and redemption data with respect to the Fund; and (vi) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations; (iii) the Advisers’ financial results and financial condition; (iv) the procedures employed to value the Fund’s assets; (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies (vi) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, which consists solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

Investment performance of the Fund and the Advisers.  The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies focused on non-U.S. regions included in its Lipper category. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”). In addition, the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the impact of foreign currency movements on the Fund’s performance and the Fund’s share performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return for each of the last five fiscal years as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds. The Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. Additionally, the Board took into account information about the Fund’s discount/

premium ranking relative to its Morningstar Group and considered management’s discussion of the Fund’s performance.

The Board also considered the Advisers’ performance and reputation generally, the historical responsiveness of the Investment Manager to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

Fees and expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Directors took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. The Board considered that the compensation paid to the Investment Adviser was paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Directors also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale.  The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including that how the Fund’s management fee compared to its Peer Group at higher asset levels and that the Fund’s management agreement provides breakpoints at higher asset levels.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements.  The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications,

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Directors took into account the Advisers’ investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the Advisers’ risk management processes. The Board considered that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreements.

The Directors also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with their investment objectives and the Fund’s record of compliance with their investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Class III Director	Term expires 2021; Director since 2001	Mr. Young has been a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Standard Investments (Asia) Limited since 1991.	2	None

Independent Directors

Neville J. Miles 142 Martins Lane Knockrow NSW 2010 Australia Year of Birth: 1946	Chairman of the Board; Class I Director	Term expires 2019; Director since 1996	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	28	None

P. Gerald Malone 48 Barmouth Road London SW18 2DP United Kingdom Year of Birth: 1950	Class II Director	Term expires 2020; Director since 2008	Mr. Malone is, by profession, a solicitor of over 40 years standing. As a member of the UK House of Commons, he served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as an independent director of Bionik Laboratories Corp., a US healthcare company, specializing in stroke rehabilitation using robotic devices. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. Chairman of the Board of Directors of Aberdeen Global Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Total Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Global Premier Properties Fund, Chairman of the Board of Directors of Aberdeen Income Credit Strategies Fund and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as Independent Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.”	32	None

William J. Potter c/o Aberdeen Asset Management Inc., 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	Class III Director	Term expires 2021; Director since 1985	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983. He also serves on the boards or advisory boards of a number of private companies.	3	None

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Peter D. Sacks c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1945	Class II Director	Term expires 2020; Director since 1999	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Australia Equity Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Asia-Pacific Income Fund Inc. and Tricon Capital Group Inc.	28	None

Moritz Sell c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2019; Director since 2004	Mr. Sell currently serves as a Principal at Edison Holdings GMBH (commercial real estate and venture capital) (since October 2015). In addition Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014). Mr. Sell was a director and market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to July 2013.	3	Swiss Helvetia Fund (since June 2017) and Putnam High Income Securities Fund since June 2018

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. , the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017	Currently, Vice President, Head of Conduct and Compliance – Americas and Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Mr. Andolina joined Aberdeen in 2012.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer and Vice President-Compliance	Since 2011	Currently, Director and Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. and Interim Global Head of Conduct & Compliance for Aberdeen. Mr. Cotton joined Aberdeen in 2010.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Martin J. Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Vice President	Since 2008	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited), the Fund’s Investment Manager, from 1991 to 2014 and a Director of Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Limited), the Fund’s Investment Adviser, from 2000 to 2014. He Was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen- managed investment trusts and funds’ boards.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Director, Vice President and Head of Product – Americas, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Vice President	Since 2015	Currently, Chairmen of Americas. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Lauderdale where he worked for six years as Chief Operating Officer.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Jason Kururangi Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1986	Vice President	Since 2017	Currently, Investment Manager on the Australian Equities desk for Aberdeen Asset Management Limited. Mr. Kururangi joined Aberdeen Asset Managers Limited in 2011.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Head of Legal – Americas for Aberdeen Asset Management Inc. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

Robert Penaloza Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1974	Vice President	Since 2017	Currently, Head of Australian Equities for Aberdeen Asset Management Limited. Mr. Penaloza joined Aberdeen Asset Managers Limited in 1997.

Christian Pittard** Aberdeen Asset Managers Services Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Group Head of Product Opportunities for Aberdeen Asset Investment Services Limited. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 9, 2016.
**	Messrs. Andolina, Cotton, Gilbert, Goodson, Hendry, Keener and Pittard and Mses. Ferrari, Kennedy, Melia, Nichols and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. , the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Joseph Andolina, Vice President – Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Jason Kururangi, Vice President

Jennifer Nichols, Vice President

Robert Penaloza, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Standard Investments Australia Limited (formerly Aberdeen Asset Management Asia Limited)

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited (formerly Aberdeen Asset Management Limited)

Level 10 255 George Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IAF-Annual

Item 2 – Code of Ethics.

(a)

As of October 31, 2018, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)	Not Applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Peter D. Sacks, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sacks as the Audit and Valuation Committee’s financial expert. Mr. Sacks is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2018	$55,000	$0	$7,610	$0
October 31, 2017	$57,000	$0	$7,750	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)

The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.

PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, respectively, KPMG billed $745,960 and $788,203 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	Not applicable.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2018, the Audit and Valuation committee members were:

P. Gerald Malone

Neville J. Miles

Peter D. Sacks

Moritz Sell

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 4, 2019.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Currently member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Jason Kururangi Investment Manager – Equities Asia	Responsible for Australian equities portfolio management	Currently Investment Manager – Equities. Mr. Kururangi joined Aberdeen in 2011.

Michelle Lopez Investment Director	Responsible for Australian equities portfolio management	Currently Investment Director on the Australian equities desk. She joined Aberdeen in 2004 upon graduation.

Natalie Tam Investment Director	Responsible for Australian equities portfolio management	Currently Investment Director on the Australian equity desk. She joined Aberdeen in 2005 from Deutsche Bank, where she worked as an equity research analyst.

Robert Penaloza Head of Australian Equities	Oversees management of Australian equities portfolio management	Currently Head of Australian Equities. Joined Aberdeen in 1997 as an assistant investment manager on the Asia ex-Japan equity desk.

(a)(2) The information in the table below is as of October 31, 2018.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	17	$9,197.00	0	$0
	Pooled Investment Vehicles	80	$30,296.18	0	$0
	Other Accounts	95	$23,130.47	13	$4,340.38
Jason Kururangi	Registered Investment Companies	6	$898.79	0	$0
	Pooled Investment Vehicles	55	$17,345.83	0	$0
	Other Accounts	52	$15,464.94	9	$3,030.69
Michelle Lopez	Registered Investment Companies	6	$898.79	0	$0
	Pooled Investment Vehicles	55	$17,345.83	0	$0
	Other Accounts	52	$15,464.94	9	$3,030.69
Natalie Tam	Registered Investment Companies	6	$898.79	0	$0
	Pooled Investment Vehicles	55	$17,345.83	0	$0
	Other Accounts	52	$15,464.94	9	$3,030.69
Robert Penaloza	Registered Investment Companies	6	$898.79	0	$0
	Pooled Investment Vehicles	55	$17,345.83	0	$0
	Other Accounts	52	$15,464.94	9	$3,030.69

Total assets are as of October 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.28.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Adviser will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by the Adviser and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, the Adviser typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although the Adviser anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Adviser may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which the Adviser anticipates a more significant market impact, the Adviser intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of the Adviser based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, the Adviser may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Adviser does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Adviser’s discretionary account trading, The Adviser may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a fund to compete against such model delivery clients that hold and trade in a same security as a fund.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Aberdeen group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Aberdeen group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2018
Hugh Young	$1-10,000
Jason Kururangi	$0
Michelle Lopez	$0
Natalie Tam	$0
Robert Penaloza	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2017 through November 30, 2017	0	$ 0	0	2,274,233
December 1, 2017 through December 31, 2017	0	$ 0	0	2,274,233
January 1, 2018 through January 31, 2018	0	$ 0	0	2,274,233
February 1, 2018 through February 28, 2018	0	$ 0	0	2,274,233
March 1, 2018 through March 31, 2018	0	$ 0	0	2,274,233
April 1, 2018 through April 30, 2018	0	$ 0	0	2,274,233
May 1, 2018 through May 31, 208	0	$ 0	0	2,274,233
June 1, 2018 through June 30, 2018	0	$ 0	0	2,274,233
July 1, 2018 through July 31, 2018	0	$ 0	0	2,274,233
August 1, 2018 through August 31, 2018	0	$ 0	0	2,274,233
September 1, 2018 through September 30, 2018	0	$ 0	0	2,274,233
October 1, 2018 through October 31, 2018	0	$ 0	0	2,274,233
Total	0	$ 0	0	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11- Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: January 7, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: January 7, 2019

EXHIBIT LIST

13(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c) – Distribution notice to stockholders

13(d) – Registrant’s Proxy Voting Policies

13(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies